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CUSIP NO.  786474205             SCHEDULE 13D/A            PAGE 13 OF 13 PAGES
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                                    EXHIBIT 2

                       DISCLAIMER OF BENEFICIAL OWNERSHIP

         Each of the undersigned disclaims beneficial ownership of the securities referred to in the Schedule 13D to which this exhibit is attached, and the filing of this Schedule 13D shall not be construed as an admission that any of the undersigned is, for the purpose of Section 13D or 13G of the Securities Exchange Act of 1934, as amended, the beneficial owner of any securities covered by Schedule 13D.

Dated: October 3, 2005

                                      WL Ross & Co. LLC

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                      WLR Recovery Fund II, L.P.
                                      By:   WLR Recovery Associates II LLC,
                                              its General Partner

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                      WLR Recovery Fund III, L.P.
                                      By:   WLR Recovery Associates III LLC,
                                              its General Partner

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                      WLR Recovery Associates II LLC

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                      WLR Recovery Associates III LLC

                                      By:   /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                            /s/ Wilbur L. Ross, Jr.
                                      ------------------------------------------
                                            Wilbur L. Ross, Jr.